EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

CHANGE MANAGEMENT FORM #8
TO STATEMENT OF WORK #1
Statements of Work (“SOW”): Support.com, Inc. (“Vendor”) Wireless Gateway, SOW #1 dated October 1, 2015 (“SOW #1”)	PCR No.:
Originator: Joy Park	Date: May 24, 2016
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work At Home Locations
Requested Implementation Date: May 27, 2016
Estimated Hours: (LOE)	X Billable ☐Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) – N/A
Type of Change: Comcast and Vendor agree that the purpose of this change management form (“CMF”) is for an incentive as set forth in more detail below.  Unless specifically provided in this CMF, all other terms of SOW #1 remain unchanged.

Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
oAccounting/Payroll	o Network
o Data Processing	o Resource Planning
o General Facilities	o Quality Assurance
o Human Resources	o Telecom
o IT/BI	o Training
o Operations	o Recruiting
T Other: Incentive

Effective [***] (“Term”), the parties for good and valuable consideration, the receipt of which is hereby acknowledged, shall conduct a pilot with [***] FTEs who currently provide support under SOW #1 (“Pilot”).  Under this Pilot, Vendor shall invoice Comcast [***] for each Vendor CSR who pitched an XH product to and transferred the Customer to a Comcast designated third party vendor and [***] for that same Vendor CSR’s supervisor.  For clarification, only the pitches and transfers that resulted in an installation of a new XH product on the Customer’s account will quality for this incentive.  Comcast shall have the right to terminate this Pilot at any time and for any reason.

Comcast Authorization
Comcast Representative’s Signature ______________/s/ Joy Park _____________________________________________

Print Name________Joy Park_________________________Date___________06/02/2016__________________________

Support.com Authorization
Support.com Representative’s Signature____________/s/ Michelle Johnson_____________________________________

Print Name_______ Michelle Johnson__________________Date___________05/29/2016__________________________

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***